SONDEX A/S	Reg.nr.151.129	Plate Heat Echcange	S

Sondex

Hereby Appoints and Presents

This Certificate to

Shenyang Taiyu M & EE Co., Ltd.

As

Sondex

Authorized Dealer

For

Sendex Plate Heat Exchanger

Territory:               China

Date: Mar. 2006

SONDEX A/S	Reg.nr.151.129	Plate Heat Echcange	S

Kolding Denmark d. 18/5-06

Sondex Distribution in China

To whom it may concern

Sondex A/S Denmark have divided the distribution of Plate Heat Exchanger equipment for Industrial and Energy sectors into 3 main areas;

North China is handled by Shenyang Taiyu Machinery Ltd.

Central China is handled by Shanghai Bluevale Mechanical Engineering Co. Ltd.

South China is handled by IES Company in Hong Kong and Dongguan China.

If you need further information concerning Sondex Distribution in China you are wellcome to contact the Danish head-quarters located Jernet 9, 6000 Kolding Denmark.

Sincerely Yours

Sondex A/S Denmark

Kristian Iverse

Area Sales Manager

SONDEX A/S

JERNET9

DK-6000 KOLDING

TLF 7630 6100

FAX 7563 3068

SONDEX A/S JERNET 9 DK-6000	Telefax +45 75 53 89 68/+45 75 50 50 19/+45 75 54 21 68 V.A.T. No. import 10 03 56 43 V.A.T. No. export 30 89 73 58 E-mail: info@sondex.dk	Bank Danske Bank, Nytorv 1, DK- 6000 Kolding Acc. No. 3211 4676138846 Swift DABA DK KK

SONDEX A/S	S

Price Structure Agreement

Name of Company:	Shenyang Taiyu Machinery Ltd
Country:	China
Territory:	North China
Sector:	Industry and Energy
Contact Person:	Richard Wu & James Wang

This agreement concerns all equipment in our Paradox calculation program and according to the co-operation agreement between our two Companies

Pricing Structure-New Equipment Sales

•	Sondex latest version of prices for "new sales" shall be used unless a special agreement is made in writing
•	Net total value below 75K USD pr. Order the discount will be 20% ex. Works ex. Packing
•	Net total value between 75K and 150K USD the discount will be 25% ex.works ex. packing
•	Net total value above 150K USD the discount will 25% ex. Packing. CIF Dalian China

Minimum quantities:

* 0 to 75 plates WITH gasket pr. Order of one type will give 0% ex. Works, ex. Packing

* 76 to 150 plates WITH gasket pr. Order of wone type will give 10% ex. Works, ex. Packing.

*150 to 300 plates WITH gasket pr. Order of one type will give 15% ex. Works, ex. Packing

* Above this figure you may refer to your normal price structure, but minimum 150 pcs of the same type and quality.

* If gasket or plate orders are coming separately Sondex will consider it to be spare parts

Above prices structure for loose parts equipment are based on that gasket are mounted at agent side

Pricing Structure-Brazed Heat Exchangers

•	Sondex latest version of prices for "new sales" shall be used unless special agreement is made

Number of units	Discount rate
0-5 pcs	0%
6-15 pcs	15%
16-30 pcs	20%
31-50 pcs	25%
50-75 pcs	30%
76-150 pcs	35%
150-250 pcs	40%

For delivery conditions refer to New Equipment Sales

SONDEX A/S	S

Pricing Structure-Spare Equipment Sales

* Sondex latest version of prices for "spare sales" shall be used unless special agreement is made in writing.

* Orders were plates are purchased without gasket or opposite will be considered as spares

Number of units	Discount rate
0-5 pcs	0%
11-50 pcs	25%
51-100 pcs	35%
101-500 pcs	50%
501-1000 pcs	60%

For delivery conditions refer to New Equipment Sales

Packing & logistic Appendix

In order to improve Sondex Kolding logistic plates for Doughter Companies as well as major Agents shall be packed directly in the pressing factory instead of going to stock first.

In order to make this happen we must ask you to adjust the order quantities to match enclosed packing appendix.

This appendix is not applicable orders to be delivered from Sondex Distribution Center Hong Kong

Credit Limitations

Your credit maximum is 200.000,- USD for 90 days

Above this figure you must issue a Letter of Credit

Trade Conditions

Currency: USD

Terms of Payment: Telegrafic Transfer and Letter of Credit

Validity: It will always be the latest version of the Paradox Calculation program which is valid Sales and Delivery Conditons: NL 92

/s/

Sondex A/S

Kristian Eversen